UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  May 5, 2004
          (Date of Earliest Event Reported:  May 3, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------

           This report on Form 8-K is being filed to clarify an issue raised in press reports. Haynes and Boone, L.L.P., an independent law firm hired by the Audit Committee of our Board of Directors, reviewed El Paso's reserve reporting process for the period from 1999 through 2003. As a result of that review, Haynes and Boone instructed our Audit Committee that their review did not find any problems with El Paso's reserve reporting process in place in 1999 and 2000, which largely consisted of the reserves acquired from Sonat Inc.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/Jeffrey I. Beason
                                  --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  May 5, 2004